                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  June 7, 2002


                             PRIVATE BUSINESS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Tennessee                    000-25959              62-1453841
          ---------                    ---------              ----------
 (State or other jurisdiction       (Commission File    (Employer Identification
       of incorporation)                Number)                 Number)



               9020 Overlook Boulevard, Brentwood, Tennessee 37027
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 221-8400
                                 --------------
              (Registrant's telephone number, including area code:)


                                 Not applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)

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                             PRIVATE BUSINESS, INC.

                               REPORT ON FORM 8-K
                                  JUNE 7, 2002

                                TABLE OF CONTENTS

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ITEM 5.  Other Events....................................................3

SIGNATURE................................................................3
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                           FORWARD-LOOKING STATEMENTS

The Company may from time to time make written or oral statements, including statements contained in this report which may constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934 (the "Exchange Act"). The words "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should be considered subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including governmental monetary and fiscal policies, deposit levels, loan demand, loan collateral values, securities portfolio values, interest rate risk management, the effects of competition in the banking business from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating through the Internet, changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions, failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans and other factors. The Company cautions that such factors are not exclusive. The Company does not intend to update or reissue any forward-looking statements contained in this report as a result of new information or other circumstances that may become known to the Company.


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Item 5.  Other Events.

On June 7, 2002, Private Business Inc. announced that Steven D. Giddens has been promoted to Executive Vice President and Chief Sales Officer. Giddens' expanded responsibilities will include new business development and marketing functions. He joined Private Business in 1992 as Regional Manager of the Southeast Region based in Atlanta and was later promoted and most recently served as Executive Vice President, Director of National Accounts.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PRIVATE BUSINESS, INC.



                                       By:  /s/ Michael Berman
                                            ----------------------------------
                                            Michael Berman
                                            Assistant Secretary



Date: June 7, 2002